UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2017 (August 1, 2017)

POLLEX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49933	95-4886472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4th Floor, 15-14, Samsan-ro 308beon-gil

Nam-gu, Ulsan, 44715 Republic of Korea

(Address of principal executive offices) (zip code)

+82-70-7204-9352

(Registrant’s telephone number, including area code)

2005 De La Cruz Blvd. Suite 235

Santa Clara, CA

(Former name or former address, if changed since last report.)

Copy to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Pollex, Inc. (“Pollex” or the “Company”) from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, the Company’s operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Company’s management believes that the expectations reflected in the forward looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the Company’s pro forma financial statements and the related notes filed with this Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

Share Exchange Agreement

On July 25, 2017, Pollex, Inc., a Nevada corporation (the “Company”) entered into a share exchange agreement (the “Exchange Agreement”) with e-Marine Co., Ltd., a corporation formed under the laws of South Korea (“e-Marine”), and the shareholders of e-Marine (the “e-Marine Shareholders”), pursuant to which the e-Marine Shareholders assigned, transferred and delivered, free and clear of all liens, 100% of the issued and outstanding shares of common stock of e-Marine, representing 100% of the equity interest in e-Marine (the “e-Marine Shares”) to the Company in exchange for 14,975,000 restricted shares of common stock of the Company (the “Exchange Shares”). The transaction closed on July 25, 2017 (the “Closing Date”).

As a result, e-Marine became a wholly-owned subsidiary of the Company, and the e-Marine shareholders acquired a controlling interest in the Company (the “Share Exchange”). For accounting purposes, the Share Exchange was treated as an acquisition of Pollex and a recapitalization of e-Marine. E-Marine is the accounting acquirer, and the results of its operations carryover. Accordingly, the operations of Pollex are not carried over and have been adjusted to $0.

In connection with the Exchange Agreement, the e-Marine Shareholders entered into a 6-month “lock-up” agreement in substantially the form included in the Exchange Agreement and subject to customary exceptions.

In issuing the Exchange Shares to the e-Marine Shareholders, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as, among other things, the transaction did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Separation Agreement

In connection with the Exchange Agreement, Seong Sam Cho, our previous President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and sole director entered into a separation agreement (the “Separation Agreement”) with the Company, which provided for Mr. Cho’s resignation from all of his positions with the Company, effective July 25, 2017.

Concurrently therewith, and in connection with the Exchange Agreement, Dr. Ung Gyu Kim, Ph.D was appointed to serve as our sole officer and sole director, effective July 25, 2017.

Private Placement Offering

On July 25, 2017, the Company entered into a subscription agreement (the “Subscription Agreement”) with selected accredited investors (each, an “Investor” and, collectively, the “Investors”). Pursuant to the terms of the Subscription Agreement, the Company offered in a private placement (the “Offering”) $2,250,000 of units (each, a “Unit” and, collectively, the “Units”). Each Unit has a purchase price of $0.50 and consisted of (i) one (1) share of the Company’s common stock, par value $0.001 per share (the “Shares”); and (ii) warrants to purchase two and one-half (2.5) shares of the Company’s common stock (each, a “Warrant” and, collectively, the “Warrants”). The Warrants are exercisable for a period of three (3) years from the date of issuance at an exercise price of $0.60 per share, subject to adjustment as provided in the agreement evidencing the Warrants. The Shares underlying the Warrants may hereinafter be referred to as the “Warrant Shares”.

The Offering closed on July 25, 2017 (the “Closing”). At the Closing, the Company received subscriptions for the full Offering of $2,250,000, with gross proceeds of $1,765,000 being received by the Company as of such date. The Company issued a total of 3,530,000 Shares and 8,825,000 Warrants to purchase up to 8,825,000 shares of the Company’s common stock.

It is anticipated that proceeds for the remaining $485,000 of Units subscribed for will be funded, in two tranches, on or before November 30, 2017, at which time the Company will issue to the relevant Investor an aggregate of 970,000 Shares and Warrants to purchase 2,425,000 Shares.

Consulting Agreement

On July 25, 2017, the Company entered into a consulting agreement (the “Consulting Agreement”) with Peach Management LLC, a limited liability company organized under the laws of the Commonwealth of Puerto Rico (“Consultant”), for a term of twenty four months, effective as of July 25, 2017 (the “Term”). Pursuant to the terms of the Consulting Agreement, Consultant will assist the Company with introductions to investor relation firms located within and outside the United States to develop and implement capital markets messaging reflected in press releases, shareholder letters, PowerPoint presentations, social media and traditional media (the “Services”) during the Term. In consideration of the Services to be rendered by Consultant, the Company shall issue to Consultant warrants to purchase up to 1,100,000 shares of the Company’s common stock, par value $0.001 per share (the “Consultant Warrants”). The Consultant Warrants shall have a term of three (3) years and have an exercise price equal to $0.08 per share.

Other Issuances

In connection with the Exchange Agreement and Subscription Agreement, the Company issued to certain consultants an aggregate of 2,225,567 shares of the Company’s common stock, par value $0.001 per share.

In connection with the foregoing issuances, the Company relied upon the exemption from securities registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) for transactions not involving a public offering.

The foregoing descriptions of the Exchange Agreement, Separation Agreement, Subscription Agreement and Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Exchange Agreement, Debt Exchange and Subscription Agreement, filed as Exhibits 10.1, 10.2, and 10.3, 10.4 respectively, hereto and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On July 25, 2017, in connection with the Share Exchange described in Item 1.01 above, the Company entered into a termination agreement and mutual general release (the “Termination Agreement”), pursuant to which the Company, Joytoto Co., Ltd., a Korean company organized and existing under the laws of the Republic of Korea (“Joytoto”), and Joyon Entertainment Co., Ltd., a Korean company organized and existing under the laws of the Republic of Korea (“Joyon Entertainment”) agreed to terminate that certain Master License Agreement, dated April 18, 2007, by and between the Company, Joytoto and Joyon Entertainment (the “MLA”). The MLA had a ten-year term from the date of execution, which would have automatically extended on April 18, 2017 for a period of one year pursuant to its terms.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety to the complete text of the Termination Agreement, filed as Exhibit 10.5 hereto and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described in Item 1.01 above, effective July 25, 2017, we acquired all the issued and outstanding shares of e-Marine pursuant to the Exchange Agreement and e-Marine became our wholly-owned subsidiary. The acquisition was accounted for as a recapitalization effected by a share exchange, wherein e-Marine is considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of e-Marine have been brought forward at their book value and no goodwill has been recognized.

At the time of the acquisition, the Company was engaged in the online games business by acquiring gaming licenses in order to make them commercially available abroad. As a result of the acquisition of all the issued and outstanding shares of common stock of e-Marine, we have now assumed e-Marine’s business operations as our own. The acquisition of e-Marine is treated as a reverse acquisition, and the business of e-Marine became the business of the Company.

e-Marine Co., Ltd. was organized under the laws of the Republic of Korea on January 2, 2001, and is a leading Maritime Information and Communications Technology provider in South Korea. e-Marine seeks to achieve safety of life at sea through the use of various technologies, such as e-Navigation, Maritime Internet-of-Things (otherwise known as “I.o.T.”) and Marine Big data technology (collectively, “Maritime ICT Convergence”. Its main products and services are divided into four categories, which are Electronic Chart Display & Information System, or “ECDIS”, Smart Ship, Overseas Solutions Distributions and Aids to Navigation.

Business Overview and Plan

Pollex is a holding company that, through its wholly-owned subsidiary, e-Marine, is a provider of information and communications technology in the maritime industry. Specifically, e-Marine provides solutions for collection, integration and display of maritime information abroad and ashore by electronic means to enhance berth to berth navigation and related services. These solutions provide the most efficient means to secure the safety of life at sea and to protect the marine environment. All products and services are offered through subscription, installation, updates and/or maintenance contracts.

Our Products

e-Marine’s main products and services are divided into four categories: (i) Electronic Chart Display & Information Systems, or ECDIS; (ii) Smart Ship; (iii) Overseas Solutions Distributions; and (iv) Aids to Navigation.

Electronic Chart Display and Information Systems

ECDIS’ hardware and basic software provides display monitor that shows digital chart and other information generated by linked-systems, such as Radar, GPS and echo sounder. ECDIS standards are regulated by IMO and only the software and solutions are subjects to patents. Regarding ECDIS, e-Marine obtained several software and solution patents. e-Marine also continuously provides ECDIS maintenance services to an average of 200 navy vessels annually, with contracts renewed every one to two years.

e-Marine has been the leading provider of ECDIS in Korea, constantly supplying and operating maintenance service for Navy, Coast Guard, other public and commercial ships. e-Marine holds 90% market share in South Korea, including Navy, Coast Guard and Ministry of Ocean and Fisheries.

Smart Ship

We believe that I.o.T. is one of the key fields of any information technology based business and we further believe that the maritime industry will heavily rely on it. I.o.t technologies enable “things”, such as equipment, people, and goods to inter-connect through wireless technology. As such, marine I.o.T. has been e-Marine’s top priority because we believe it is an important factor in achieving “Smart Ships.”

e-Marine has been developing Smart Ship technology under the exclusive partnership with Hyundai Heavy Industries. This partnership has resulted in a number of products that are supplied to Hyundai ships by e-Marine, particularly.

1.	ISIG (Intra-Ship Integrated Gateway)

Transferred from Korean ETRI (Electronics and Telecommunication Research Institute), ISIG has become one of the most important technologies e-Marine has obtained. Consisting of both hardware and software, its main function is to send data collected from a fleet via Smart-Sensing Technology to ground control. ISIG is the device that mostly embodies the key idea of Vessel I.o.T. Platform. e-Marine supplies average 50 ISIGs to Hyundai Heavy Industries per year and the numbers are growing.

2.	Collision Avoidance System

The Collision Avoidance System was developed by e-Marine in collaboration with Hyundai Heavy Industries. It analyzes potential dangers, calculates the probability of collision, and recommends a route and a heading to avoid such danger. The system is displayed above digital chart displayed on ECDIS monitor, and it complements mariner’s decision making process.

3.	Optimal Voyage System

e-Marine has acquired the patent to the core technology of the Optimal Voyage System, which assists mariners to navigate safely and efficiently with safer and faster routes the solution informs. While displaying the most efficient route, the solution might come across weather disaster at one point of the route; the solution then switches over to its next best route option avoiding the dangerous area. Again, the information is displayed on the chart to support mariner’s navigation.

4.	RMS(Remote Maintenance System)

The RMS serves two main functions (i) it automatically predicts and detects failures in a ship’s equipment, system and machinery and reports it to operators, and (ii) it continuously monitors status of all parts of a ship and provides relevant information to the operators on shore. RMS utilizes marine Big Data technology and also provides 3D modeling of ship and its parts, and software patch for remote maintenance.

5.	Engine Monitoring System

Engine Monitoring System collects status information of a ship’s engine in real time. As the collected information is processed in a customized database, the operator can monitor the organized information through a web-based software installed on a ship’s bridge or control center on shore.

6.	Fleet Management System

We believe that the main beneficiaries of FMS are shipping companies because it allows such to easily determine the location of vessels, and also determine its intended destination, the weather during transit, and fuel usage. In addition, it stored information with respect to the cargo of the vessel, and allows the operator to track and monitor such vessel. We believe that when this information is accumulated, it may be used in effective ways such as calculating average usage of fuel in certain weather conditions, and evaluating captains’ abilities to navigate with fuel efficiency. The more data is accumulated with the system, the more beneficial it will become.

7.	Eco-Ship Solution

We believe that eco-Ship solution is the ultimate fruition of Marine Big Data, and the solution upholds its value only by big data, collected by related systems and solutions. The following two main facts have led e-Marine’s interest in the development of Eco-Ship solution:

Fuel Saving

- Fuel consumption cost consists 40% of the total vessel operation cost; with Eco-Ship solution, the fuel can be saved up to 10%.

- With the data collected, the solution calculates four main variables fuel consumption depends on: trim, speed, engine, and route, plus the real-time weather information.

- The analyzed optimal information is displayed on monitors to support mariner’s decisions.

IMO Regulations

- IMO has addressed policies regulating hazardous chemical emission from vessels around the globe.

- Ozone depletion material, NOx gas, SOx gas, carbon, etc. are subject to regulations.

- Currently ECA (Emission Control Area) Zone has been created in Baltic, North, and North American seas; and more ECA Zones are to be designated in the near future.

- The emission of these materials is directly related to the fuel usages; therefore, less vessel fuel consumption will solve most of the emission problems.

- Knowing this, IMO has strongly recommended fleets to use the solution or ones similar.

Overseas Solutions Distribution

e-Marine has agreements with a number of manufacturers of admiraly navigation and other related products, which grant e-Marine both exclusive and non-exclusive distributorship rights for the sale of various maritime-related products, including navigational charts, software and hardware in Korea. Pursuant to the an agent agreement with Hatteland Display AS (“Hatteland”), a worldwide leading maritime-specialized hardware manufacturer, e-Marine has been appointed the exclusive distributor of Hatteland’s products. These agreements allow e-Marine to generate revenue with minimal operational resources through its established distribution channels.

Aids to Navigation

While Vessel I.o.T. Platform focuses on data generated on-board, our A2N I.o.T. Platform focuses on data generated from the environment around the shore. e-Marine’s A2N I.o.T. Platform consists of various devices that may be attached to navigational aids that collects and transfers data to the control tower, on shore.

e-Marine has implemented a numbers of Aids to Navigation and maritime weather signals module and software. Currently, e-MARINE’s Aids to Navigation solutions are installed and operated in eleven out of thirteen maritime offices in South Korea.

Our Aids to Navigation Systems consist of the following:

1.	Maritime Weather Signals Total Management System

This system collects weather signals in various format (AIS, CDMA, TRS) and displays organized information such as tidal height, wind directivity, wind speed and sea temperature. The collected weather information is may also be transmitted to all major ports and maritime offices for public and civic use.

e-Marine has implemented over a dozen maritime information systems in major port cities such as Busan, Incheon and Ulsan. e-Marine is currently in the process of implementing Total Management System which gathers all maritime weather information to one central center; National Maritime PNT Office. When e-Navigation initiates the System will be the backbone of developing the Total Maritime Traffic System in future.

2.	e-A2N

In the past, mariners depended only on light houses and buoy as navigational aids along the ocean shore. Unmanned light houses and buoys are typically powered by batteries, and were manually inspected in order to determine whether any issues can cause it to malfunction.

e-Marine’s e-A2N device is intended to automate the detection of issues that may cause navigational aids to malfunction and is a device that is attached to aids to detect and send real-time data such as battery status and weather conditions to ground control. Through this device, unnecessary man power and cost could be saved, while providing other benefits such as assisting crews, passengers, pilots, and seafarers with weather information display on port dashboards and smartphone applications. e-Marine has begun to install e-A2Ns to over 4,000 navigational aids in Korea.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure made under Item 1.01 and 2.01 which are incorporated herein by reference to this Item 3.02.

Item 5.01 Changes in Control of Registrant

The information set forth in Item 1.01 and Item 2.01 of this Current Report on Form 8-K is incorporated by reference to this Item 5.01.

Item 5.02 Departure of Directors and Principal Officers, Election of Directors, Appointment of Principal Officers

As described in Item 1.01 above, in connection with the Share Exchange Agreement, on July 25, 2017, Mr. Cho resigned from all positions with the Company.

Concurrently with Mr. Cho’s resignation, Dr. Ung Gyu Kim, Ph.D was appointed to serve as our sole officer and sole director, effective July 25, 2017.

Dr. Ung Gyu Kim, Ph.D., 58, is internationally renowned maritime expert who holds total 35 years of career experience in the maritime industry. This includes sailing overseas as a navigation officer, studying at prestigious universities well known for maritime studies, and working for Korean Air and LG CNS. Joining e-Marine as CEO since 2003, he has successfully run for 14 years, reforming as a maritime IT company with dominant standing in domestic market. Dr. Kim appeared on number of Korean news and magazine articles, was invited to many authoritative international maritime conferences, and received the following awards: Maritime Minister Award (2011), Knowledge & Economic Minister Award (2011), Industrial Minister Award (2014), and Maritime Safety Expert (2014). Dr. Kim obtained his Navigation Major from the Korean Maritime & Ocean University. He also has an MBA from Finland Alto University and a Ph.D. in Maritime Information Systems from Mokpo Maritime University.

Reference is made to the disclosure made under Item 1.01 and Item 2.01 which is incorporated herein by reference to this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.

The Company intends to file the financial statements of e-Marine Co., Ltd. required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date of this Current Report on Form 8-K is required to be filed.

(b)       Pro forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(B) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date of this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Description
10.1	Share Exchange Agreement, by and between Pollex, Inc. and e-Marine Co., Ltd., dated July 25, 2017
10.2	Form of Separation Agreement
10.3	Form of Subscription Agreement
10.4	Form of Consulting Agreement
10.5	Form of Termination Agreement and Mutual General Release
10.6	Form of Warrant
10.7	Form of Consultant Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLLEX, INC.

Dated: August 1, 2017	By:	/s/ Ung Gyu Kim
	Name:	Ung Gyu Kim
	Title:	Chief Executive Officer